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                                                                   EXHIBIT 10.01

                              AMENDMENT "T" TO THE
                     CAPITAL EQUIPMENT AND SERVICE AGREEMENT
                                     BETWEEN
                                INTEL CORPORATION
                                       AND
                                 FORMFACTOR INC.
                         INTEL AGREEMENT NUMBER C-05673

Amendment Effective Date:  1/08/2004

WHEREAS, Intel and FormFactor, Inc. ("Seller), have entered into a Capital Equipment and Service Agreement, Intel Agreement No. C-05673 (hereinafter called "Agreement") dated 1/8/01, as amended by Amendment(s) O dated 1-22-01, Amendment P dated 4-23-01, Amendment Q dated 9-3-01, Amendment R dated 2/4/02, and by Amendment S dated 6/30/03; and

WHEREAS, both parties wish to amend the Agreement to extend the Term of the aforementioned Agreement through 1/8/2005 as forthwith described in this Amendment "T".

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.       PRE-ESTABLISHED TERMS

         All terms and conditions of the Agreement remain in full force and effect and apply to this Amendment, unless specifically modified below.

2.       AGREEMENT MODIFICATIONS

         The parties mutually agree to extend Term of the Agreement, including all of the aforementioned amendments thereto, through January 8, 2005.

AGREED:

INTEL CORPORATION                       FORM FACTOR, INC.

By: /s/ Mike Dicken                     By: /s/ Peter B. Mathews
    ------------------------------          ------------------------------------

Mike Dicken                             Peter B. Mathews
----------------------------------      ----------------------------------------
(Printed Name)                          (Printed Name)

Commodity Manager                       Sr. VP - WW Sales
----------------------------------      ----------------------------------------
(Title)                                 (Title)

7/1/04                                  7/23/04
----------------------------------      ----------------------------------------
(Date)                                  (Date)


INTEL/FORMFACTOR CONFIDENTIAL                                        Page 1 of 1